                                                                                                           Exhibit 23

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8(No. 33-55079) of Dow Jones & Company, Inc. of our report dated June 9, 2004 relating to the financial statements of Dow Jones 401k Savings Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP

New York, New York

June 28, 2004